RUSH ENTERPRISES


CUSTOMER
RUSH
BOSS
POSITIVE ATTITUDE

Excellence
Productivity Fairness
Integrity Positive Attitude

May 2023

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, supply chain issues, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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COMPANY OVERVIEW

- Full-service solutions provider to commercial vehicle industry
- 8,121 dedicated employees
- $7.1B in revenue in 2022
- 34,881 trucks sold in 2022
- 2022 Class 8 market share: 6.3% U.S. and 1.8% Canada
- 2022 Class 4-7 market share: 4.6% U.S. and 2.2% Canada



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COMPANY AT A GLANCE



- Rush Truck Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Bus Centers

- Rush Truck Leasing
- Rush Truck Insurance
- House of Trucks
- Cummins Clean Fuel Technology

- Custom Vehicle Solutions
- Perfection Truck Parts & Equipment
- Chrome Country
- World Wide Tires

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ECONOMIC OUTLOOK

- U.S. GDP growth forecast currently calls for shallow recession
- Banking sector disturbances may tighten credit availability
- Inflation moderating, but expected to remain elevated
- Higher interest rates likely to negatively impact consumer spending and residential construction



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INDUSTRY OUTLOOK

- Commercial vehicle demand expected to remain strong through 2023
- New truck production improving; not yet caught up to customer demand
- Used truck values expected to continue decreasing in second half of 2023
- Parts availability improved significantly
- Rate of inflation expected to slow
- Emissions regulations will significantly impact commercial vehicle sales 2024-2027



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $226M in cash as of March 2023
- Continuing to invest in strategic initiatives
- Authorized $150M share repurchase program in December 2022, increased dividend in Q3 2022
- Disciplined expense management approach
- $1.1B in floorplan facilities
- $670M lines of credit available to finance lease and rental fleet



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2027



Units (Thousands)
350
300
250
200
150
100
50
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E
2024E
2025E
2026E
2027E

	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023E	2024E	2025E	2026E	2027E
Class 8	188	224	253	197	197	256	281	196	227	259	259	218	256	311	175
Class 4-7	180	200	218	226	242	258	267	232	249	234	254	252	271	295	253

Source: ACT Research

Class 8 — Class 4-7

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STRATEGIC GROWTH INITIATIVES REPORT CARD 2017-2022

2022 Financial Goals	2022 Results
$6.7B annual revenue	$7.1B
5% pretax profit margin	7.2%
Grow parts revenue from $1B to $2B	$1.8B
Grow service and body shop revenue from $385M to $540M	$528M
Increase CNG market share to 30% with Momentum Fuel Technologies	15%
Increase U.S. Class 8 market share to 7.5%	6.3%
Increase U.S. Class 4-7 market share to 6.2%	4.6%
Increase RTL pre-tax margin to 4.6%	22%
Consistent shareholder return program	Dividend and share repurchase programs

STRATEGIC GROWTH INITIATIVES

- 2027 financial goals
  - $10B in annual revenue
  - 6% return on sales
- Growth goals and opportunities
  - Grow aftermarket parts and service revenue to $3.5B
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 5.5%
  - Maintain RTL return on sales > 15%
- Capital deployment
  - Disciplined investment in strategic growth
  - Annual cash dividend increases 5-10%
  - Opportunistic share repurchase program



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SUSTAINABILITY – ESG

- Oversight by Nominating and Governance Committee of the Board
- Issued first Corporate Responsibility Report – April 2021
- Environmental
  - Supporting transition from fossil fuels
  - Working with OEMs on alternative fuel technologies
  - Cummins Clean Fuel Technologies joint venture
  - Reducing non-renewable energy consumption, GHG
- Social
  - Promoting diversity in workforce and leadership
  - Ensuring safety of workplace and communities
  - Annual employee engagement surveys
  - Maintaining robust cybersecurity programs


ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE
ESG

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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer network in North America
- 140 locations in 23 states, 15 locations in Canada
- Class 3-8 commercial vehicle sales, full range of aftermarket solutions
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Broad market segment coverage
- Leasing and rental
- Finance and insurance services
- Over 6.5M square feet of premium facilities


RUSH

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RUSH TRUCK CENTERS NETWORK



Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Peterbilt
International
Ford

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - More than $325M parts inventory
  - Genuine OEM and all-makes parts, including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,636 service bays
  - 2,706 technicians in the U.S.
  - 222 technicians in Canada
  - 31 collision centers
  - 615 mobile and embedded technicians
  - CNG/LNG service capabilities



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AN UNRIVALED PORTFOLIO OF AFTERMARKET CAPABILITIES


ALL-MAKES PARTS


PARTS CONNECT


RAPID PARTS CONTACT CENTER


SERVICE CONCIERGE TEAM


SERVICE CONNECT


RUSHCARE COMPLETE


XPRESS SERVICES


CONTRACT MAINTENANCE


MOBILE SERVICE AND ON-SITE TECHNICIAN SUPPORT


TELEMATICS SUPPORT


VEHICLE RECALL AND CAMPAIGN MANAGEMENT


STATE-OF-THE-ART SERVICE FACILITIES


CNG | LNG
ALTERNATIVE FUELS


COLLISION CENTER


VEHICLE MODIFICATION

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 137% overall in 2022
- 137% in Q1 2023



ABSORPTION RATIO*
150%
130%
110%
90%
70%
50%
106%
114%
116%
114%
118%
116%
112%
121%
122%
120%
119%
130%
137%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2022



REVENUE
Parts and Service 33%
Truck Sales 61%
Lease, Rental/Finance, Insurance/Other 6%
GROSS PROFIT
Truck Sales 28%
Lease, Rental/Finance, Insurance/Other 10%
Parts and Service 62%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



50
40
30
20
10
0
Units (Thousands)
13.0
10.9
1.6
7.0
14.6
12.9
2.1
8.0
15.0
14.4
2.2
7.7
10.7
11.3
1.1
7.4
11.1
10.5
1.7
7.5
16.8
11.0
2.0
7.1
17.0
12.5
1.8
7.0
2017
2018
2019
2020
2021
2022
2023E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 65 locations, 11 states
- International, Class 5-8 – 58 locations, 12 states, 80% ownership of 15 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 34 locations, 9 states
- Isuzu, Class 4-5 – 29 locations, 14 states
- Dennis Eagle, Class 7 – 19 locations, 4 states
- Blue Bird – 25 locations, 1 state
- Collins – 34 locations, 2 states
- Elkhart – 15 locations, 1 state
- IC Bus – 43 locations, 10 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 24 locations, 9 states
- Idealease – 27 locations, 12 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2022 U.S. Class 8 market share – 6.3%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



Large Fleets
30-35%
6.3%
Mid-Size
Fleets
15-20%
Owner-
Operator
10-15%
Vocational
40-45%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2022 U.S. Class 4-7 market share – 4.6%
- Vocational and specialty markets
- Ready-to-Roll®
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
4.6%

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RUSH TRUCK LEASING

- Full-service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 51 locations including 6 captive shops
- 10,366 units in truck fleet, including cranes
- 1,904 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance



LEASING AND RENTAL REVENUE
Millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
$238
$248
$236
$247
$322
$343
2018
2019
2020
2021
2022
2023E

PacLease IDEALEASE

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HISTORICAL RESULTS

$ in Millions, except per share amounts	2019	2020	2021	2022	3 Months Ended 3/31/2022	3 Months Ended 3/31/2023
Revenue	$5,809.8	$4,735.9	$5,126.1	$7,101.7	$1,563.2	$1,911.8
Gross profit	$1,025.6	$875.5	$1,092.3	$1,487.2	$345.4	$398.8
Gross profit margin	17.7%	18.5%	21.3%	20.9%	22.1%	20.9%
Adjusted EBIT (1)*	$190.6	$149.9	$314.8	$505.9	$120.8	$118.5
Adjusted EBIT margin*	3.3%	3.2%	6.1%	7.1%	7.7%	6.2%
Net income	$141.6	$114.9	$241.4	$391.4	$92.5	$90.5
Adjusted net income (1)*	$141.6	$114.9	$241.4	$381.6	$92.5	$90.5
EPS (2)	$2.51	$2.04	$4.17	$6.85	$1.60	$1.60
Adjusted EPS (1)*	$2.51	$2.04	$4.17	$6.68	$1.60	$1.60

(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022. Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.
*Non-GAAP financial measure. See Appendix.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2019	2020	2021	2022	3/31/2022	3/31/2023
Total debt (GAAP)	$1,716,384	$1,158,553	$1,082,187	$1,331,328	$1,153,070	$1,410,572
Adjustments:						
Debt related to lease and rental fleet	($661,191)	($601,272)	($447,098)	($393,879)	($446,529)	($390,385)
Floor plan notes payable	($996,336)	($511,786)	($630,731)	($933,203)	($702,209)	($1,015,971)
Adjusted total debt (non-GAAP)	$58,857	$45,495	$4,358	$4,246	$4,332	$4,216
Cash and cash equivalents	($181,620)	($312,048)	($148,146)	($201,044)	($209,526)	($226,292)
Adjusted net (cash) debt*	($122,763)	($266,553)	($143,788)	($196,798)	($205,194)	($222,076)
Shareholders' equity	$1,159,493	$1,268,037	$1,466,749	$1,744,491	$1,545,039	$1,810,670
Adjusted invested capital*	$1,036,730	$1,001,484	$1,322,961	$1,547,693	$1,339,845	$1,588,594
Adjusted return on invested capital (1)*	18.6%	14.7%	27.1%	35.2%	31.9%	34.4%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods, the calculation is made using the previous twelve months' results.
*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2019	2020	2021	2022	12 Months Ended 3/31/2022	12 Months Ended 3/31/2023
Net cash provided by operations	$421,272	$762,982	$422,346	$294,729	$416,241	$352,610
Acquisition of property/equipment	($293,493)	($136,200)	($167,177)	($243,060)	($179,933)	($287,817)
Free cash flow*	$127,779	$626,782	$255,169	$51,669	$236,308	$64,793
Adjustments:						
Draws (payments) on floor plan financing, net	($104)	($369,592)	$118,945	$273,906	$151,905	$285,070
Draws (payments) on lease/rental debt	–	–	–	($140,917)	–	($157,979)
Proceeds from lease/rental debt	$210,042	$88,434	$66,430	–	$46,305	–
Principal payments on lease/rental debt	($169,921)	($180,212)	($137,479)	–	($92,691)	–
Cash used for lease/rental fleet purchases	–	–	$43,603	$165,673	$71,423	$213,029
Non-maintenance capital expenditures	$43,123	$13,547	$13,906	$23,421	$19,370	$16,518
Adjusted free cash flow*	$210,919	$178,959	$360,574	$373,752	$432,620	$421,431

*Non-GAAP financial measure. See Appendix.

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RUSH ENTERPRISES


CUSTOMER
BOSS
POSITIVE ATTITUDE
FAIRNESS

Excellence
Productivity Fairness
Integrity Positive Attitude

May 2023

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Millions, except per share amounts	2019	2020	2021	2022	3 Months Ended 3/31/2022	3 Months Ended 3/31/2023
Net income	$141,583	$114,887	$241,415	$391,382	$92,453	$90,455
Adjustment:						
Gain on equity investment	–	–	–	($9,788)	–	–
Adjusted Net Income* (1)	$141,583	$114,887	$241,415	$381,594	$92,453	$90,455
Diluted shares outstanding EPS	56,356	56,242	57,878	57,151	57,912	56,564
EPS (2)	$2.51	$2.04	$4.17	$6.85	$1.60	$1.60
Adjusted EPS* (2)	$2.51	$2.04	$4.17	$6.68	$1.60	$1.60

*Non-GAAP financial measure – see Appendix.
(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022. Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2019	2020	2021	2022	3 Months Ended 3/31/2022	3 Months Ended 3/31/2023
Net Income	$141,583	$114,887	$241,415	$391,382	$92,453	$90,455
Adjusted Net Income*	$141,583	$114,887	$241,415	$381,594	$92,453	$90,455
Provision for Income Taxes	$47,940	$36,936	$72,768	$119,471	$27,891	$28,350
Interest expense	$28,807	$9,014	$1,770	$19,124	$1,219	$10,983
Depreciation and amortization	$55,372	$57,456	$53,354	$55,665	$13,674	$14,314
(Gain) Loss on sales of assets	$102	($1,852)	($1,432)	($2,455)	($180)	($129)
EBITDA*	$273,804	$216,341	$367,375	$573,399	$135,057	$143,973
Adjustments:						
Interest expense associated with floor plan notes payable	($27,811)	($8,078)	($795)	($11,785)	($601)	($7,581)
Adjusted EBITDA*	$245,993	$208,263	$368,170	$561,614	$134,456	$136,392
Depreciation and amortization	($55,372)	($57,456)	($53,354)	($55,665)	$13,674	($14,314)
Adjusted EBIT*	$190,621	$150,807	$314,816	$505,949	$120,782	$122,078

*Non-GAAP financial measure

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